                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on
Form S-8 (No. 333-69568) of Seaview Video Technology, Inc. of our report dated
April 10, 2002 relating to the financial statements and schedule for the year ended December 31, 2001, which appears in this Annual Report on Form 10-K for the year ended December 31, 2001.

                                              /s/Aidman, Piser & Company, P.A.

Tampa, Florida
April 10, 2002